Common Shares	6 Months Ended
Jun. 30, 2018
Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Common Shares
During the six months ended June 30, 2018, the Company issued a total of 646,182 restricted shares with an aggregate fair value of $4.8 million to the Company’s officers, employees, members of its board of directors and SSH employees pursuant to the Company’s 2013 Equity Incentive Plan. These awards will vest in three equal annual installments beginning on December 9, 2019.
In connection with an agreement to purchase three Ultramax vessels, on November 5, 2017, the Company issued warrants to purchase approximately 1.6 million common shares at an exercise price of $8.10 per share to an unaffiliated third party as part of the total consideration paid. The warrants were exercised during the six months ended June 30, 2018.
Share Repurchase Program
During the six months ended June 30, 2018, the Company repurchased approximately 1.2 million shares of its common stock under the Board of Directors authorized stock repurchase program at a cost of approximately $8.6 million, or at an average cost of $7.39 per share, which was funded from available cash resources.  As of June 30, 2018, approximately $30.4 million of the $50.0 million authorized remains available for the repurchase of the Company’s common stock in open market or privately negotiated transactions. The specific timing and amounts of any repurchases will be in the sole discretion of management and may vary based on market conditions and other factors and the Company is not obligated under the terms of the program to repurchase any of its common stock. The authorization has no expiration date.
Dividend
During the six months ended June 30, 2018, the Company’s Board of Directors declared and the Company paid quarterly cash dividends totaling $0.04 per share or approximately $3.1 million.